UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-02527

DWS Money Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	1/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JANUARY 31, 2013 Semiannual Report to Shareholders

DWS Money Market Prime Series

Contents
4 Letter to Shareholders
5 Portfolio Summary
6 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
33 Information About Your Fund's Expenses
35 Investment Management Agreement Approval
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Account Management Resources
46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Summary (Unaudited)

Investment Portfolio as of January 31, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.4%
Australia & New Zealand Banking Group Ltd., 0.255%, 4/23/2013	5,000,000	5,000,056
Banco del Estado de Chile:
0.28%, 2/19/2013	4,500,000	4,500,000
0.28%, 3/7/2013	5,500,000	5,499,974
0.3%, 2/8/2013	5,000,000	5,000,000
Bank of China Ltd., 0.41%, 2/15/2013	8,000,000	8,000,031
Bank of Montreal, 0.14%, 2/6/2013	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi-UFJ Ltd., 0.24%, 3/18/2013	10,000,000	9,997,001
China Construction Bank Corp.:
0.31%, 3/5/2013	3,000,000	3,000,000
0.34%, 2/26/2013	10,000,000	10,000,000
0.36%, 4/5/2013	5,000,000	5,000,000
DnB Bank ASA, 0.23%, 2/4/2013	15,000,000	15,000,000
DZ Bank AG:
0.22%, 2/8/2013	9,000,000	9,000,000
0.22%, 3/18/2013	8,000,000	8,000,000
0.24%, 2/22/2013	10,000,000	10,000,000
0.25%, 3/1/2013	15,000,000	15,000,000
Export Development Canada, 144A, 0.335%, 5/23/2013	3,000,000	3,000,000
Industrial & Commercial Bank of China:
0.3%, 3/1/2013	7,500,000	7,500,000
0.31%, 2/26/2013	8,000,000	8,000,000
0.31%, 3/19/2013	5,000,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.24%, 4/18/2013	5,000,000	5,000,000
Nordea Bank Finland PLC:
0.24%, 2/5/2013	10,000,000	10,000,000
0.24%, 3/25/2013	5,000,000	5,000,000
0.3%, 6/14/2013	3,000,000	3,000,000
0.31%, 3/18/2013	5,000,000	5,000,000
Norinchukin Bank, 0.17%, 2/5/2013	20,000,000	20,000,000
Rabobank Nederland NV, 0.5%, 3/15/2013	12,000,000	12,000,000
Skandinaviska Enskilda Banken AB, 0.26%, 2/25/2013	5,000,000	5,000,000
Standard Chartered Bank, 0.25%, 4/9/2013	5,000,000	5,000,000
Svenska Handelsbanken AB:
0.24%, 2/5/2013	12,000,000	12,000,007
0.28%, 7/23/2013	10,000,000	10,000,239
Toronto-Dominion Bank, 0.3%, 4/22/2013	4,150,000	4,150,368
Total Certificates of Deposit and Bank Notes (Cost $262,647,676)		262,647,676

Collateralized Mortgage Obligation 0.3%
The Superannuation Members Home Loan Programme, "A1", Series 2012-1, 0.605%*, 3/20/2013 (Cost $5,000,000)	5,000,000	5,000,000

Commercial Paper 43.7%
Issued at Discount** 40.6%
AT&T, Inc., 0.3%, 3/15/2013	5,000,000	4,998,250
Atlantis One Funding Corp., 144A, 0.255%, 3/18/2013	5,000,000	4,998,406
Australia & New Zealand Banking Group Ltd., 0.205%, 4/5/2013	10,000,000	9,996,412
Autobahn Funding Co., LLC, 144A, 0.25%, 4/2/2013	4,000,000	3,998,333
Barclays Bank PLC, 0.19%, 3/6/2013	14,000,000	13,997,562
Bedford Row Funding Corp.:
144A, 0.32%, 7/15/2013	3,700,000	3,694,606
144A, 0.39%, 10/21/2013	3,700,000	3,689,498
144A, 0.42%, 1/3/2014	3,700,000	3,685,496
BNZ International Funding Ltd., 144A, 0.22%, 4/16/2013	10,000,000	9,995,478
Caisse des Depots et Consignations:
144A, 0.25%, 2/15/2013	10,000,000	9,999,028
144A, 0.265%, 4/11/2013	3,000,000	2,998,476
144A, 0.27%, 3/6/2013	8,000,000	7,998,020
144A, 0.275%, 4/26/2013	6,500,000	6,495,829
Coca-Cola Co., 0.24%, 3/1/2013	20,000,000	19,996,267
Collateralized Commercial Paper Co., LLC:
0.3%, 3/11/2013	8,000,000	7,997,467
0.33%, 4/4/2013	59,500,000	59,466,184
0.33%, 4/22/2013	25,000,000	24,981,667
Collateralized Commercial Paper II Co., LLC:
144A, 0.32%, 5/14/2013	10,200,000	10,190,752
144A, 0.33%, 5/15/2013	9,000,000	8,991,502
Consolidated Edison Co. of New York, Inc., 0.25%, 2/8/2013	549,000	548,973
Cppib Capital, Inc., 0.19%, 4/11/2013	9,500,000	9,496,540
DnB Bank ASA:
0.24%, 5/13/2013	9,550,000	9,543,570
0.26%, 4/8/2013	17,000,000	16,991,897
Erste Abwicklungsanstalt:
0.39%, 7/22/2013	10,000,000	9,981,475
0.42%, 5/21/2013	8,000,000	7,989,827
0.425%, 7/8/2013	15,000,000	14,972,198
0.43%, 7/19/2013	5,500,000	5,488,963
0.43%, 8/13/2013	5,000,000	4,988,474
0.45%, 4/24/2013	5,000,000	4,994,875
0.46%, 4/11/2013	13,500,000	13,488,097
0.48%, 5/2/2013	5,000,000	4,994,000
0.5%, 2/19/2013	8,000,000	7,998,000
0.55%, 2/26/2013	10,000,000	9,996,181
General Electric Capital Corp., 0.25%, 5/1/2013	15,000,000	14,990,729
Hannover Funding Co., LLC, 0.25%, 2/19/2013	2,000,000	1,999,750
Kells Funding LLC:
144A, 0.34%, 5/28/2013	5,000,000	4,994,522
144A, 0.41%, 4/4/2013	3,200,000	3,197,740
144A, 0.42%, 4/2/2013	30,000,000	29,979,000
144A, 0.55%, 2/25/2013	3,000,000	2,998,900
144A, 0.56%, 3/20/2013	5,000,000	4,996,344
144A, 0.57%, 3/1/2013	3,000,000	2,998,670
Kreditanstalt Fuer Wiederaufbau:
144A, 0.19%, 5/2/2013	6,000,000	5,997,150
144A, 0.2%, 3/19/2013	14,000,000	13,996,422
144A, 0.2%, 4/8/2013	18,500,000	18,493,217
Manhattan Asset Funding Co., LLC, 144A, 0.21%, 2/4/2013	7,000,000	6,999,878
Natexis U.S. Finance Co., LLC, 0.27%, 3/1/2013	7,500,000	7,498,425
Nestle Capital Corp., 0.26%, 3/22/2013	13,750,000	13,745,134
Nestle Finance International Ltd.:
0.25%, 4/15/2013	5,000,000	4,997,465
0.26%, 3/25/2013	6,000,000	5,997,747
0.27%, 5/7/2013	8,600,000	8,593,873
Nissan Motor Acceptance Corp., 0.37%, 2/8/2013	5,038,000	5,037,638
Nordea North America, Inc.:
0.275%, 7/16/2013	13,500,000	13,482,984
0.3%, 3/13/2013	4,000,000	3,998,667
0.31%, 3/18/2013	18,600,000	18,592,792
0.32%, 3/18/2013	10,000,000	9,996,000
Queensland Treasury Corp.:
0.2%, 2/14/2013	11,000,000	10,999,206
0.21%, 3/18/2013	15,000,000	14,996,062
Regency Markets No. 1 LLC:
144A, 0.19%, 2/20/2013	19,000,000	18,998,095
144A, 0.219%, 2/7/2013	6,000,000	5,999,780
SBAB Bank AB:
144A, 0.27%, 2/26/2013	6,500,000	6,498,781
144A, 0.28%, 3/4/2013	4,000,000	3,999,036
144A, 0.28%, 3/12/2013	8,000,000	7,997,573
Scaldis Capital LLC, 0.2%, 2/19/2013	15,000,000	14,998,500
Siemens Capital Co., LLC, 144A, 0.145%, 3/20/2013	10,000,000	9,998,107
Skandinaviska Enskilda Banken AB, 0.24%, 3/27/2013	15,000,000	14,994,600
Societe Generale North America, Inc., 0.28%, 3/4/2013	12,500,000	12,496,986
Standard Chartered Bank, 0.26%, 3/11/2013	22,500,000	22,493,825
Straight-A Funding LLC, 144A, 0.19%, 3/6/2013	10,000,000	9,998,258
Svenska Handelsbanken AB, 0.235%, 2/28/2013	9,000,000	8,998,414
Sydney Capital Corp., 144A, 0.28%, 4/9/2013	4,000,000	3,997,916
UOB Funding LLC:
0.205%, 2/19/2013	12,500,000	12,498,719
0.22%, 4/23/2013	8,700,000	8,695,693
0.24%, 2/22/2013	3,000,000	2,999,580
Working Capital Management Co., 144A, 0.21%, 2/15/2013	4,500,000	4,499,633
		739,384,114
Issued at Par* 3.1%
ASB Finance Ltd.:
144A, 0.44%, 9/4/2013	8,000,000	8,000,000
144A, 0.455%, 2/13/2013	6,000,000	6,000,000
144A, 0.659%, 2/1/2013	5,000,000	5,000,000
Australia & New Zealand Banking Group Ltd., 144A, 0.34%, 12/6/2013	4,000,000	4,000,000
Barton Capital LLC, 144A, 0.34%, 3/7/2013	10,000,000	9,999,999
BNZ International Funding Ltd., 144A, 0.382%, 10/23/2013	4,000,000	4,000,000
Kells Funding LLC, 144A, 0.304%, 10/21/2013	4,000,000	4,000,024
Westpac Banking Corp.:
144A, 0.298%, 9/3/2013	5,000,000	5,000,000
144A, 0.34%, 11/29/2013	11,000,000	11,000,000
		57,000,023
Total Commercial Paper (Cost $796,384,137)		796,384,137

Short-Term Notes* 13.3%
Bank of Nova Scotia:
0.24%, 8/9/2013	8,500,000	8,500,000
0.29%, 1/10/2014	8,000,000	8,000,000
0.296%, 1/10/2014	7,000,000	7,000,000
Canadian Imperial Bank of Commerce:
0.32%, 4/26/2013	10,000,000	10,000,000
0.485%, 2/7/2013	11,000,000	11,000,000
0.49%, 4/26/2013	15,500,000	15,500,000
Commonwealth Bank of Australia, 144A, 0.467%, 3/1/2013	24,000,000	24,000,000
HSBC Bank PLC, 144A, 0.74%, 5/15/2013	7,500,000	7,509,509
National Australia Bank Ltd.:
0.287%, 8/13/2013	9,500,000	9,500,000
0.465%, 3/8/2013	25,000,000	25,000,000
Rabobank Nederland NV:
0.371%, 1/27/2014	10,000,000	10,000,000
0.41%, 6/27/2013	10,000,000	10,000,000
0.462%, 5/7/2013	10,000,000	10,000,000
144A, 0.52%, 8/16/2014	12,000,000	12,000,000
Royal Bank of Canada:
0.52%, 6/4/2013	6,750,000	6,750,000
0.52%, 6/13/2013	14,000,000	14,000,000
Sumitomo Mitsui Banking Corp., 0.47%, 3/15/2013	8,000,000	8,000,000
Svensk Exportkredit AB, 144A, 0.41%, 5/22/2013	7,100,000	7,100,000
Toronto-Dominion Bank, 0.294%, 4/19/2013	10,500,000	10,501,856
Westpac Banking Corp.:
0.34%, 11/15/2013	10,000,000	10,000,000
0.378%, 5/3/2013	5,000,000	5,001,102
0.465%, 8/9/2013	7,500,000	7,500,000
0.492%, 2/6/2013	5,000,000	5,000,000
Total Short-Term Notes (Cost $241,862,467)		241,862,467

Government & Agency Obligations 7.5%
U.S. Government Sponsored Agencies 3.2%
Federal Farm Credit Bank, 0.337%, 10/29/2014	4,000,000	4,001,067
Federal Home Loan Bank:
0.17%, 7/5/2013	4,000,000	3,999,713
0.2%*, 11/8/2013	3,500,000	3,498,932
0.36%, 5/16/2013	4,000,000	4,001,274
0.5%, 8/28/2013	7,000,000	7,011,882
Federal Home Loan Mortgage Corp., 0.169%**, 5/29/2013	10,000,000	9,994,475
Federal National Mortgage Association:
0.123%**, 2/19/2013	12,000,000	11,999,220
0.155%**, 3/4/2013	12,500,000	12,498,278
		57,004,841
U.S. Treasury Obligations 4.3%
U.S. Treasury Bill, 0.178%**, 10/17/2013	18,865,000	18,841,002
U.S. Treasury Notes:
0.5%, 5/31/2013	16,000,000	16,018,284
0.5%, 10/15/2013	12,000,000	12,026,546
0.5%, 11/15/2013	5,500,000	5,514,966
0.625%, 2/28/2013	12,900,000	12,904,411
1.375%, 3/15/2013	8,500,000	8,511,740
2.5%, 3/31/2013	5,000,000	5,018,464
		78,835,413
Total Government & Agency Obligations (Cost $135,840,254)		135,840,254

Time Deposits 2.9%
BNP Paribas, 0.1%, 2/1/2013	19,000,000	19,000,000
Citibank NA, 0.16%, 2/1/2013	21,000,000	21,000,000
National Australia Bank Ltd., 0.11%, 2/1/2013	13,000,000	13,000,000
Total Time Deposits (Cost $53,000,000)		53,000,000

Municipal Bonds and Notes 1.9%
Texas, JPMorgan Chase Putters/Drivers Trust, Various States, Series 4264, 144A, 0.12%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	25,000,000	25,000,000
Texas, State Transportation Revenue, 2.5%, 8/30/2013	10,000,000	10,130,833
Total Municipal Bonds and Notes (Cost $35,130,833)		35,130,833

Repurchase Agreements 16.1%
BNP Paribas, 0.13%, dated 1/31/2013, to be repurchased at $10,000,036 on 2/1/2013 (a)	10,000,000	10,000,000
BNP Paribas, 0.16%, dated 1/31/2013, to be repurchased at $14,000,062 on 2/1/2013 (b)	14,000,000	14,000,000
Citigroup Global Markets, Inc., 0.11%, dated 1/30/2013, to be repurchased at $96,002,053 on 2/6/2013 (c)	96,000,000	96,000,000
Citigroup Global Markets, Inc., 0.13%, dated 1/31/2013, to be repurchased at $8,000,029 on 2/1/2013 (d)	8,000,000	8,000,000
HSBC Securities, Inc., 0.15%, dated 1/31/2013, to be repurchased at $21,000,088 on 2/1/2013 (e)	21,000,000	21,000,000
JPMorgan Securities, Inc., 0.07%, dated 1/30/2013, to be repurchased at $12,000,163 on 2/6/2013 (f)	12,000,000	12,000,000
JPMorgan Securities, Inc., 0.13%, dated 1/31/2013, to be repurchased at $10,000,036 on 2/1/2013 (g)	10,000,000	10,000,000
JPMorgan Securities, Inc., 0.16%, dated 1/31/2013, to be repurchased at $15,000,067 on 2/1/2013 (h)	15,000,000	15,000,000
JPMorgan Securities, Inc., 0.42%, dated 12/10/2012, to be repurchased at $18,520,504 on 3/15/2013 (i)	18,500,000	18,500,000
Merrill Lynch & Co., Inc., 0.13%, dated 1/31/2013, to be repurchased at $10,757,407 on 2/1/2013 (j)	10,757,368	10,757,368
Merrill Lynch & Co., Inc., 0.16%, dated 1/30/2013, to be repurchased at $12,501,667 on 3/1/2013 (k)	12,500,000	12,500,000
Merrill Lynch & Co., Inc., 0.17%, dated 1/31/2013, to be repurchased at $20,000,094 on 2/1/2013 (l)	20,000,000	20,000,000
The Goldman Sachs & Co., 0.15%, dated 1/31/2013, to be repurchased at $29,000,121 on 2/1/2013 (m)	29,000,000	29,000,000
The Toronto-Dominion Bank, 0.09%, dated 1/30/2013, to be repurchased at $17,000,298 on 2/6/2013 (n)	17,000,000	17,000,000
Total Repurchase Agreements (Cost $293,757,368)		293,757,368

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,823,622,735)†	100.1	1,823,622,735
Other Assets and Liabilities, Net	(0.1)	(1,001,574)
Net Assets	100.0	1,822,621,161

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of January 31, 2013.

† The cost for federal income tax purposes was $1,823,622,735.

(a) Collateralized by $10,201,900 U.S. Treasury Bill, maturing on 5/2/2013 with a value of $10,200,074.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,681,737	Federal Home Loan Mortgage Corp.	4.0-5.5	11/1/2018- 6/1/2040	4,009,542
9,485,177	Federal National Mortgage Association	3.5-6.0	7/1/2018- 6/1/2041	10,270,458
Total Collateral Value				14,280,000

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
12,814,059	Federal Home Loan Mortgage Corp.	2.0-5.0	11/15/2039-12/15/2042	11,758,952
222,063,709	Federal Home Loan Mortgage Corp. — Interest Only	0.06-6.944	8/15/2021- 6/15/2042	22,239,973
1,112	Federal National Mortgage Association	5.0-503.875	9/25/2017- 11/25/2017	1,184
173,661,469	Federal National Mortgage Association — Interest Only	3.5-7.499	1/25/2028- 2/25/2043	28,271,660
2,715,395	Government National Mortgage Association	2.0-5.5	11/20/2037- 10/20/2042	3,125,961
273,341,972	Government National Mortgage Association — Interest Only	Zero Coupon- 6.544	3/20/2033- 8/16/2041	34,442,270
Total Collateral Value				99,840,000

(d) Collateralized by $5,488,300 U.S. Treasury Inflation-Indexed Bond, 2.125%, maturing on 2/15/2040 with a value of $8,320,122.

(e) Collateralized by $20,477,769 Government National Mortgage Association, 3.0%, maturing on 10/20/2042 with a value of $21,423,038.

(f) Collateralized by $12,900,000 U.S. Treasury STRIPS, maturing on 5/15/2018 with a value of $12,240,681.

(g) Collateralized by $10,265,000 U.S. Treasury STRIPS, maturing on 2/15/2015 with a value of $10,200,741.

(h) Collateralized by $14,261,692 Federal Home Loan Mortgage Corp., with the various coupon rates from 3.5-5.5%, with various maturity dates of 7/1/2038-11/1/2042 with a value of $15,302,301.

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,028,181	Access Group, Inc.	1.71	7/1/2038	10,589,590
2,411,392	Ally Auto Receivables Trust	1.06	5/15/2017	2,429,628
2,000,000	ECP CLO Ltd.	1.158	3/17/2022	1,970,247
5,200,000	Higher Education Funding I	Zero Coupon	1/1/2044	3,857,172
327,729	SLM Private Education Loan Trust	1.606	12/15/2023	331,797
18,331	SVO 2005-A Voi Mortgage Corp.	5.25	2/20/2021	18,395
Total Collateral Value				19,196,829

(j) Collateralized by $10,957,100 U.S. Treasury Note, 0.25%, maturing on 10/31/2013 with a value of $10,972,608.

(k) Collateralized by $11,688,494 Federal Home Loan Mortgage Corp., 4.0%, maturing on 9/1/2041 with a value of $12,750,000.

(l) Collateralized by $18,874,623 Federal Home Loan Mortgage Corp., 4.0%, maturing on 3/1/2042 with a value of $20,400,000.

(m) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
6,619,513	Federal Home Loan Mortgage Corp.	4.5	12/1/2021- 7/1/2039	7,068,393
20,808,985	Federal National Mortgage Association	2.571-5.0	7/1/2035- 10/1/2039	22,511,607
Total Collateral Value				29,580,000

(n) Collateralized by $16,557,700 U.S. Treasury Note, 2.625%, maturing on 12/31/2014 with a value of $17,340,017.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIQ: Liquidity Facility

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (o)	$—	$1,529,865,367	$—	$1,529,865,367
Repurchase Agreements	—	293,757,368	—	293,757,368
Total	$—	$1,823,622,735	$—	$1,823,622,735

There have been no transfers between fair value measurement levels during the period ended January 31, 2013.

(o) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of January 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$1,529,865,367
Repurchase agreements, valued at amortized cost	293,757,368
Total investments, valued at amortized cost	1,823,622,735
Receivable for Fund shares sold	2,578,975
Interest receivable	637,594
Due from Advisor	41,513
Other assets	76,923
Total assets	1,826,957,740
Liabilities
Payable for Fund shares redeemed	3,677,934
Distributions payable	1,839
Accrued management fee	166,547
Accrued Trustees' fees	13,671
Other accrued expenses and payables	476,588
Total liabilities	4,336,579
Net assets, at value	$1,822,621,161
Net Assets Consist of
Undistributed net investment income	14,362
Accumulated net realized gain (loss)	4,475
Paid-in capital	1,822,602,324
Net assets, at value	$1,822,621,161

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of January 31, 2013 (Unaudited) (continued)
Net Asset Value
DWS Cash Investment Trust Class A Net Asset Value, offering and redemption price per share ($226,108,706 ÷ 226,149,817 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class B Net Asset Value, offering and redemption price per share ($2,322,187 ÷ 2,322,610 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class C Net Asset Value, offering and redemption price per share ($22,350,720 ÷ 22,354,788 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class S Net Asset Value, offering and redemption price per share ($369,876,480 ÷ 369,943,429 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Money Market Fund Net Asset Value, offering and redemption price per share ($1,201,963,068 ÷ 1,202,180,789 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended January 31, 2013 (Unaudited)
Investment Income
Income: Interest	$2,874,010
Expenses: Management fee	1,962,891
Administration fee	955,118
Services to shareholders	1,546,260
Distribution and service fees	449,544
Custodian fee	25,776
Professional fees	52,340
Reports to shareholders	73,906
Registration fees	51,534
Trustees' fees and expenses	36,290
Other	31,146
Total expenses before expense reductions	5,184,805
Expense reductions	(2,399,373)
Total expenses after expense reductions	2,785,432
Net investment income	88,578
Net realized gain (loss) from investments	4,475
Net increase (decrease) in net assets resulting from operations	$93,053

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations: Net investment income	$88,578	$195,578
Operations: Net investment income	$88,578	$195,578
Net realized gain (loss)	4,475	17,555
Net increase (decrease) in net assets resulting from operations	93,053	213,133
Distributions to shareholders from: Net investment income: DWS Cash Investment Trust Class A	(11,536)	(24,468)
DWS Cash Investment Trust Class B	(113)	(418)
DWS Cash Investment Trust Class C	(1,345)	(3,275)
DWS Cash Investment Trust Class S	(17,191)	(37,759)
DWS Money Market Fund	(58,296)	(129,658)
Total distributions	(88,481)	(195,578)
Fund share transactions: Proceeds from shares sold	429,720,658	1,003,281,511
Reinvestment of distributions	88,406	194,626
Payments for shares redeemed	(558,156,138)	(1,194,540,292)
Net increase (decrease) in net assets from Fund share transactions	(128,347,074)	(191,064,155)
Increase (decrease) in net assets	(128,342,502)	(191,046,600)
Net assets at beginning of period	1,950,963,663	2,142,010,263
Net assets at end of period (including undistributed net investment income of $14,362 and $14,265, respectively)	$1,822,621,161	$1,950,963,663

The accompanying notes are an integral part of the financial statements.

Financial Highlights
DWS Cash Investment Trust Class A
	Six Months Ended 1/31/13 (Unaudited)		Years Ended July 31,
			2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.009	.034
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000 ***	(.000	)***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.009	.034
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.009)	(.034)
Net realized gains	—		—		—		(.000	)***	—	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.009)	(.034)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01	**	.01		.02		.03		.91	3.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	226		237		230		223		218	156
Ratio of expenses before expense reductions (%)	.86	*	.83		.83		.86		.81	.85
Ratio of expenses after expense reductions (%)	.29	*	.28		.32		.35		.77	.84
Ratio of net investment income (%)	.01	*	.01		.01		.01		.96	3.37
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

DWS Cash Investment Trust Class B
	Six Months Ended 1/31/13 (Unaudited)		Years Ended July 31,
			2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.004	.026
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000 ***	(.000	)***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.004	.026
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.004)	(.026)
Net realized gains	—		—		—		(.000	)***	—	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.004)	(.026)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01	**	.01		.02		.03		.45	2.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3		6		11		23	30
Ratio of expenses before expense reductions (%)	1.63	*	1.56		1.58		1.68		1.56	1.62
Ratio of expenses after expense reductions (%)	.29	*	.28		.33		.37		1.28	1.61
Ratio of net investment income (%)	.01	*	.01		.01		.01		.45	2.60
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

DWS Cash Investment Trust Class C
	Six Months Ended 1/31/13 (Unaudited)		Years Ended July 31,
			2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.005	.027
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000 ***	(.000	)***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.005	.027
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.005)	(.027)
Net realized gains	—		—		—		(.000	)***	—	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.005)	(.027)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)a	.01	**	.01		.02		.03		.48	2.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		35		26		31		42	42
Ratio of expenses before expense reductions (%)	1.52	*	1.50		1.53		1.59		1.52	1.54
Ratio of expenses after expense reductions (%)	.29	*	.29		.32		.36		1.22	1.53
Ratio of net investment income (%)	.01	*	.01		.01		.01		.51	2.68
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

DWS Cash Investment Trust Class S
	Six Months Ended 1/31/13 (Unaudited)		Years Ended July 31,
			2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.012	.037
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000 ***	(.000	)***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.012	.037
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.012)	(.037)
Net realized gains	—		—		—		(.000	)***	—	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.012)	(.037)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)	.01	a**	.01	a	.02	a	.03	a	1.20	3.73	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	370		392		430		464		541	579
Ratio of expenses before expense reductions (%)	.53	*	.52		.51		.52		.49	.53
Ratio of expenses after expense reductions (%)	.29	*	.28		.32		.36		.49	.53
Ratio of net investment income (%)	.01	*	.01		.01		.01		1.24	3.68
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

DWS Money Market Fund
	Six Months Ended 1/31/13 (Unaudited)		Years Ended July 31,
			2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.013	.038
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000 ***	(.000	)***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.013	.038
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.013)	(.038)
Net realized gains	—		—		—		(.000	)***	—	—
Total distributions	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.013)	(.038)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)	.01	a**	.01	a	.02	a	.03	a	1.26	3.84	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,202		1,284		1,449		1,821		2,591	3,430
Ratio of expenses before expense reductions (%)	.46	*	.45		.45		.45		.44	.43
Ratio of expenses after expense reductions (%)	.29	*	.28		.32		.36		.44	.42
Ratio of net investment income (%)	.01	*	.01		.01		.01		1.29	3.79
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. DWS Cash Investment Trust Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not automatically convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $215 million of the Fund's average daily net assets	.400%
Next $335 million of such net assets	.275%
Next $250 million of such net assets	.200%
Next $800 million of such net assets	.150%
Next $800 million of such net assets	.140%
Next $800 million of such net assets	.130%
Over $3.2 billion of such net assets	.120%

For the period from August 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class B	1.60%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%

In addition, the Advisor has agreed to voluntarily waive additional expenses. This waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses on DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S and DWS Money Market Fund shares of the Fund.

For the six months ended January 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $669,109, and the amount charged aggregated $1,293,782, which was equivalent to an annualized effective rate of 0.14% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2013, the Administration Fee was $955,118, of which $156,778 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2013
DWS Cash Investment Trust Class A	$286,630	$286,630	$—
DWS Cash Investment Trust Class B	2,931	2,931	—
DWS Cash Investment Trust Class C	18,984	18,984	—
DWS Cash Investment Trust Class S	325,503	325,420	83
DWS Money Market Fund	627,253	627,253	—
	$1,261,301	$1,261,218	$83

In addition, for the six months ended January 31, 2013, the Advisor reimbursed the Fund $19,502 of sub-recordkeeping expenses for Class A, Class B, Class C shares and DWS Money Market Fund.

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the six months ended January 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
DWS Cash Investment Trust Class B	$10,568	$10,568
DWS Cash Investment Trust Class C	105,434	105,434
	$116,002	$116,002

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annualized Effective Rate
DWS Cash Investment Trust Class A	$294,876	$294,876	.00%
DWS Cash Investment Trust Class B	3,523	3,523	.00%
DWS Cash Investment Trust Class C	35,143	35,143	.00%
	$333,542	$333,542

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the six months ended January 31, 2013, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $2,621 and $528, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the six months ended January 31, 2013, DIDI received $75 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,486, of which $8,720 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2013.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	68,175,681	$68,175,681	188,623,888	$188,623,888
DWS Cash Investment Trust Class B	215,253	215,253	1,078,298	1,078,298
DWS Cash Investment Trust Class C	10,075,509	10,075,509	37,325,524	37,325,524
DWS Cash Investment Trust Class S	68,236,772	68,236,772	179,586,638	179,586,638
DWS Money Market Fund	283,017,443	283,017,443	596,667,163	596,667,163
		$429,720,658		$1,003,281,511
Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	11,536	$11,536	25,133	$25,133
DWS Cash Investment Trust Class B	113	113	415	415
DWS Cash Investment Trust Class C	1,307	1,307	3,172	3,172
DWS Cash Investment Trust Class S	17,154	17,154	37,454	37,454
DWS Money Market Fund	58,296	58,296	128,452	128,452
		$88,406		$194,626
Shares redeemed
DWS Cash Investment Trust Class A	(79,287,022)	$(79,287,022)	(181,666,912)	$(181,666,912)
DWS Cash Investment Trust Class B	(1,171,179)	(1,171,179)	(4,153,539)	(4,153,539)
DWS Cash Investment Trust Class C	(22,888,085)	(22,888,085)	(28,413,102)	(28,413,102)
DWS Cash Investment Trust Class S	(90,062,360)	(90,062,360)	(217,676,768)	(217,676,768)
DWS Money Market Fund	(364,747,492)	(364,747,492)	(762,629,971)	(762,629,971)
		$(558,156,138)		$(1,194,540,292)
Net increase (decrease)
DWS Cash Investment Trust Class A	(11,099,805)	$(11,099,805)	6,982,109	$6,982,109
DWS Cash Investment Trust Class B	(955,813)	(955,813)	(3,074,826)	(3,074,826)
DWS Cash Investment Trust Class C	(12,811,269)	(12,811,269)	8,915,594	8,915,594
DWS Cash Investment Trust Class S	(21,808,434)	(21,808,434)	(38,052,676)	(38,052,676)
DWS Money Market Fund	(81,671,753)	(81,671,753)	(165,834,356)	(165,834,356)
		$(128,347,074)		$(191,064,155)

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2012 to January 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for these shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2013 (Unaudited)
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 8/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/13	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.46	$1.46	$1.46	$1.46	$1.46
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 8/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/13	$1,023.74	$1,023.74	$1,023.74	$1,023.74	$1,023.74
Expenses Paid per $1,000*	$1.48	$1.48	$1.48	$1.48	$1.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.29%	.29%	.29%	.29%	.29%

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Money Market Prime Series' investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees,the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet"), an independent data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's performance (DWS Cash Investment Trust Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). Based on Lipper data provided as of December 31, 2011, the Board noted that the Fund's total (net) operating expenses were higher than the median of the applicable Lipper expense universe for the following share classes: DWS Cash Investment Trust Class A shares (3rd quartile), DWS Cash Investment Trust Class S shares (3rd quartile) and DWS Money Market Fund shares (3rd quartile) and lower than the median of the applicable expense universe for the following shares classes: DWS Cash Investment Trust Class B shares (2nd quartile) and DWS Cash Investment Trust Class C shares (2nd quartile). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitations agreed to by DWS. The Board also noted the significant voluntary fee waivers implemented by DWS to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C and DWS Cash Investment Trust Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMF-3
(R-026260-2 3/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	March 27, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 27, 2013